UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2017

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026		43026
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

Advanced Drainage Systems, Inc. (the “Company”) has established July 17, 2017 as the date for the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) and anticipates setting a record date of May 24, 2017 for those stockholders who are entitled to notice of, and to vote at the 2017 Annual Meeting. Additional information about the 2017 Annual Meeting will be included in the Company’s proxy materials. Because the anticipated date of the 2017 Annual Meeting has been changed to a date that is more than 30 days earlier than the one-year anniversary date of the Company’s 2016 Annual Meeting of Stockholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company’s Second Amended and Restated Bylaws (the “Bylaws”), the deadlines applicable to stockholder proposals have changed.

Stockholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is received by the Company not later than the close of business on May 26, 2017, which the Company has determined to be a reasonable time before it expects to begin delivering proxy materials. Any such proposal should be delivered to the Company at 4640 Trueman Boulevard, Hilliard, Ohio 43026, Attention: Corporate Secretary and must comply with the rules and regulations of the Securities and Exchange Commission under Rule 14a-8 in order to be eligible for inclusion in the proxy materials for the 2017 Annual Meeting.

In accordance with the Company’s Bylaws, for director nominations or other stockholder proposals (other than proposals pursuant to Rule 14a-8 under the Exchange Act) to be brought before the 2017 Annual Meeting, written notice must be received by the Company not later than April 27, 2017 by delivering such nominations or proposals in writing to the Company at 4640 Trueman Boulevard, Hilliard, Ohio 43026, Attention: Corporate Secretary. Such notices must comply with the requirements of the Company’s Bylaws and applicable law, and no director nomination or stockholder proposal may be presented at the 2017 Annual Meeting otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: April 17, 2017	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO, Secretary & Treasurer